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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 14, 2009

                        Patient Portal Technologies, Inc.
             (Exact name of registrant as specified in its charter)

              Delaware                   333-107826             02-0656132
              --------                   ----------             ----------
   (State or other jurisdiction        (Commission File       (IRS Employer
        of incorporation)                   Number)          Identification)


                  8276 Willett Parkway, Baldwinsville, NY 13027
          (Address of principal executive offices, including Zip Code)
       Registrant's telephone number, including area code: (315) 638-6708


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 14, 2009 Patient Portal Technologies, Inc. issued a press release announcing financial results for the fourth quarter and year ended December 31, 2008. The entire text of the press release is attached as Exhibit
99.1 and is incorporated by reference herein.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1   Patient Portal Technologies, Inc. Press Release dated April 14, 2009









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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 14, 2009

     By: /s/  Kevin Kelly
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            Kevin Kelly
            CEO






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